EXHIBIT 99.1

BROADWIND ANNOUNCES STRATEGIC EXIT FROM WIND MARKET WITH SALE OF ABILENE FACILITY, PIVOTS TO BECOME PURE-PLAY PRECISION MANUFACTURER SUPPORTING POWER GENERATION AND CRITICAL INFRASTRUCTURE MARKETS; AND WITHDRAWS 2026 FINANCIAL GUIDANCE

Cicero, Ill., May 5, 2026 — Broadwind (Nasdaq: BWEN, or the “Company”), a diversified precision manufacturer of specialized components and solutions serving global markets, today announced that on April 30, 2026, the Company’s wholly-owned subsidiary, Broadwind Heavy Fabrications, Inc. (“Heavy Fabrications”) entered into a definitive agreement with IES Infrastructure, a wholly-owned subsidiary of IES Holdings, Inc. (NASDAQ: IESC), under which Heavy Fabrications has sold its production facility in Abilene, Texas (the “Facility”), including real property, equipment, machinery and other items, to IES Infrastructure for an aggregate purchase price of up to $19.5 million in cash and non-cash consideration in the form of a below market lease, subject to certain purchase price adjustments.

At closing, Heavy Fabrications entered into a short-term lease agreement with IES Infrastructure, pursuant to which Heavy Fabrications will lease the Facility and related assets from IES Infrastructure for nominal rent for a term that is expected to end on September 5, 2026, thereby ensuring an orderly transition of Heavy Fabrications’ existing customer orders produced at the Facility. Under the Lease, Heavy Fabrications also granted IES Infrastructure an option to purchase certain other manufacturing equipment for an additional purchase price of $500,000 by the end of the lease term. Heavy Fabrications will retain its modular pressure reducing systems (“PRS”) business and is expected to relocate those operations to another location by the end of the lease term. The majority of Heavy Fabrications’ approximately 140 employees operating the wind tower manufacturing business at the Facility are expected to become employees of IES Infrastructure at the conclusion of the short-term lease agreement term.

In calendar-year 2025, excluding PRS activity, the wind operations in the Abilene Facility generated total revenue and Adjusted EBITDA of $56.3 million, and $9.7 million, respectively. For a reconciliation of GAAP to non-GAAP metrics, please see the appendix of this release.

TRANSACTION RATIONALE

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Abilene Facility divestiture is a calculated sequel to the sale of the Manitowoc, Wisconsin facility in 2025, positioning Broadwind to strategically exit wind tower manufacturing. Through the sale of the Manitowoc and Abilene Facilities, Broadwind has exited manufacturing centers historically used for wind tower production. Following these divestitures, Broadwind has reinforced its strategic focus toward higher-value, growth centric power generation and critical infrastructure markets where demand for its gearing and industrial solutions capabilities remain in high demand.

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Strategic exit from Wind market reduces exposure to regulatory, legislative, and business risk. In recent years, Broadwind’s wind-related revenue has been largely concentrated with one large wind OEM customer, while wind project economics have been largely dependent on federal tax incentives that will expire by year-end 2027 under current government policy. Further, Broadwind estimates that significant excess domestic wind tower production capacity remains in the United States, creating the potential for tower price erosion and margin degradation over time. The Company believes that the monetization of the Abilene Facility positions Broadwind to redeploy capital from a high-value, underutilized asset toward new, higher-growth opportunities.

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Planned expansion of machining and specialty manufacturing capabilities, with a vertical market focus on power generation and critical infrastructure. Broadwind intends to selectively allocate cash proceeds from the sale of the Abilene Facility, in combination with other available liquidity, toward higher-margin, growth-oriented organic and inorganic investments.

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Acquisition strategy seeks to expand Broadwind’s domestic manufacturing footprint in high-value markets and capitalize on almost $300 million in net operating loss carryforwards (NOLs). In future years, the Company expects to generate sufficient taxable income to utilize its significant net operating loss carryforwards, supporting tax-efficient growth. Broadwind intends to target accretive, well-established markets, with a specific focus on Power Generation and Critical Infrastructure as data-center-driven power demand is expected to drive a multi-year secular investment cycle in the power grid.

MANAGEMENT COMMENTARY

“This is an important strategic moment for Broadwind where we have taken bold, decisive action to refocus the business on new, higher-value markets that we believe will drive sustained value creation in the years ahead,” stated Eric Blashford, President and CEO. “We have acted to shift our focus toward the Power Generation and Critical Infrastructure markets where our deep technical expertise and domestic manufacturing capabilities are in strong demand as the U.S. enters a multi-year investment cycle to support growing power generation, transmission, and distribution requirements. We look forward to providing additional detail during our upcoming earnings conference call scheduled for May 12, 2026.”

FINANCIAL GUIDANCE

Given the announced sale of the Abilene Facility, Broadwind has elected to withdraw its full-year 2026 financial guidance issued on March 11, 2026. Accordingly, the Company’s previously issued guidance should not be relied upon and is no longer reflective of current expectations.

ABOUT BROADWIND

Broadwind (Nasdaq: BWEN) is a precision manufacturer of structures, equipment and components for power generation, critical infrastructure, and other specialized applications. With facilities throughout the U.S., our talented team is committed to helping customers maximize performance of their investments—quicker, easier and smarter. Find out more at www.bwen.com

NON-GAAP FINANCIAL MEASURES

The Company provides non-GAAP adjusted EBITDA (earnings before interest, income taxes, depreciation, amortization, share-based compensation and other stock payments, and may also exclude items including restructuring costs, impairment charges, other non-cash gains and losses, and the gain from the sale of the Manitowoc industrial fabrication operations, if applicable) as supplemental information regarding the Company’s business performance. The Company’s management uses this supplemental information when it internally evaluates its performance, reviews financial trends and makes operating and strategic decisions. The Company believes that this non-GAAP financial measure is useful to investors because it provides investors with a better understanding of the Company’s past financial performance and future results, which allows investors to evaluate the Company’s performance using the same methodology and information as used by the Company’s management. The Company's definition of adjusted EBITDA may be different from similar non-GAAP financial measures used by other companies and/or analysts.

FORWARD-LOOKING STATEMENTS

This release contains “forward-looking statements”—that is, statements related to future, not past, events—as defined in Section 21E of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), that reflect our current expectations regarding our future growth, results of operations, financial condition, cash flows, performance, business prospects and opportunities, as well as assumptions made by, and information currently available to, our management. We have tried to identify forward-looking statements by using words such as “anticipate,” “believe,” “expect,” “intend,” “will,” “should,” “may,” “plan” and similar expressions, but these words are not the exclusive means of identifying forward-looking statements. Forward-looking statements include any statement that does not directly relate to a current or historical fact. Our forward-looking statements may include or relate to our beliefs, expectations, plans and/or assumptions with respect to the following: (i) our expectations and beliefs with respect to our financial guidance as set forth in the Company’s press releases from time to time; (ii) the impact of global health concerns on the economies and financial markets and the demand for our products; (iii) state, local and federal regulatory frameworks affecting the industries in which we compete, including the wind energy industry, and the related phase out, extension, continuation or renewal of federal tax incentives and grants, including the advanced manufacturing tax credits and state renewable portfolio standards as well as new or continuing tariffs on steel or other products imported into the United States; (iv) our customer relationships and our substantial dependency on a few significant customers and our efforts to diversify our customer base and sector focus and leverage relationships across business units; (v) our ability to operate our business efficiently, comply with our debt obligations, manage capital expenditures and costs effectively, and generate cash flow; (vi) the economic and operational stability of our significant customers and suppliers, including their respective supply chains, and the ability to source alternative suppliers as necessary; (vii) our ability to continue to grow our business organically and through acquisitions; (viii) the production, sales, collections, customer deposits and revenues generated by new customer orders and our ability to realize the resulting cash flows; (ix) information technology failures, network disruptions, cybersecurity attacks or breaches in data security; (x) the sufficiency of our liquidity and alternate sources of funding, if necessary; (xi) our ability to realize revenue from customer orders and backlog; (xii) the economy and the potential impact it may have on our business, including our customers; (xiii) the state of the wind energy market and other energy and industrial markets generally, including the availability of tax credits, and the impact of competition and economic volatility in those markets; (xiv) the effects of market disruptions and regular market volatility, including fluctuations in the price of oil, gas and other commodities; (xv) competition from new or existing industry participants including, in particular, increased competition from foreign tower manufacturers; (xvi) the effects of the change of administrations in the U.S. federal government; (xvii) our ability to successfully integrate and operate acquired companies and to identify, negotiate and execute future acquisitions; (xviii) the potential loss of tax benefits if we experience an “ownership change” under Section 382 of the Internal Revenue Code of 1986, as amended; (xix) the effects of proxy contests and actions of activist stockholders; (xx) the limited trading market for our securities and the volatility of market price for our securities; (xxi) our outstanding indebtedness and its impact on our business activities (including our ability to incur additional debt in the future); and (xxii) the impact of future sales of our common stock or securities convertible into our common stock on our stock price. These statements are based on information currently available to us and are subject to various risks, uncertainties and other factors that could cause our actual growth, results of operations, financial condition, cash flows, performance, business prospects and opportunities to differ materially from those expressed in, or implied by, these statements including, but not limited to, those set forth under the caption “Risk Factors” in Part I, Item 1A of our most recently filed Form 10-K, and in our other filings with the Securities and Exchange Commission. We are under no duty to update any of these statements. You should not consider any list of such factors to be an exhaustive statement of all of the risks, uncertainties or other factors that could cause our current beliefs, expectations, plans and/or assumptions to change. Accordingly, forward-looking statements should not be relied upon as a predictor of actual results.

IR CONTACT

Noel Ryan or Brian Hawthorne

BWEN@val-adv.com

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(IN THOUSANDS)
(UNAUDITED)

Wind Operations (Abilene, TX)	Twelve Months Ended December 31,
2025
Net Income	$ 5,403
Interest Expense	1,036
Depreciation	2,875
Share-based Compensation and Other Stock Payments	352
Adjusted EBITDA (Non-GAAP)	$ 9,666